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                                 EXHIBIT 10.19

SeaFirst
Douglas B. Sollitt
Vice President
Western Commercial Banking


November 16, 1994


Mr. Steven M. Gordon
Chief Financial Officer
Data I/O Corporation
P.O. Box 97046
Redmond, Washington  98073-9746

Re:  Letter Amendment

Dear Steven:

This Letter Amendment is made as of November 16, 1994 between Seattle-First National Bank ("Bank") and Data I/O Corporation ("Borrower"). Bank and Borrower are parties to a Business Loan Agreement dated February 28, 1994 and wish to make certain revisions to their loan arrangements, as set forth in that Agreement. Upon execution thereof, that Agreement shall be amended as follows, effective November 16, 1994.

EXHIBIT C - INTEREST RATE OPTION

     Option #4 effective for new advances under the Borrower's "Line of Credit" as of November 16, 1994.

Except as specifically set forth herein, all provisions of the Business Loan Agreement remain in full force and effect. This Letter Amendment to the Business Loan Agreement executed by the parties on November 16, 1994.

If you agree to the terms and provisions hereof, please acknowledge your agreement by executing and returning this Letter Amendment to me.

Sincerely,

Seattle-First National Bank
Western Commercial Banking, Team #2

By:  //S// Douglas B. Sollitt
    ---------------------------------
     Douglas B. Sollitt
     Vice President


Acknowledged an Agreed to as of July 22, 1994
Data I/O Corporation

By:  //S// Steven M. Gordon
    ---------------------------------
     Steven M. Gordon
     Chief Financial Officer

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